UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 2, 2013

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Prins Bernhardplein 200

1097 JB Amsterdam, The Netherlands

(Address of principal executive offices)

+31 (0)20 52 14 777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 2, 2013, Frank’s International N.V. (the “Company”) posted an updated investor presentation for the fourth quarter of 2013 on its Company’s website, www.franksinternational.com, under “Investor Relations”. The Company expects to post updated investor presentation materials on its website from time to time in the future. A copy of the fourth quarter 2013 investor presentation, which includes additional information about the Company’s third quarter 2013 results, is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

As previously announced, the Company plans to present at the Cowen and Company 3rd Annual Ultimate Energy Conference in New York, New York on December 4, 2013. This presentation will be available via live webcast. A replay of the presentation will also be available at the Company’s website, www.franksinternational.com, under “Investor Relations”.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* * * *

This Current Report on Form 8-K, the attached presentation materials and the Company’s webcast presentation contain “forward-looking statements” within the meaning of the federal securities laws. Any matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, its industry, its management’s beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these forward-looking statements are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Because such statements involve risks and uncertainties, the Company’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect the Company’s business, results of operations and financial position are discussed or referenced in the “Risk Factors” section of the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2013, subsequent Quarterly Reports on Form 10-Q, subsequent Current Reports on Form 8-K and in other SEC filings. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that the Company files periodically with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit
99.1	Investor Presentation Fourth Quarter 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: December 2, 2013	By:	/s/ Mark G. Margavio
Name: Mark G. Margavio
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
99.1	Investor Presentation Fourth Quarter 2013.